CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement (Form N-14)(No. 333-XXXXXX) of The GCG Trust of our report dated February 9, 2000, included in the 1999 Annual Reports to shareholders.

                                        /s/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 12, 2001